ALLIANCE MULTI-MARKET STRATEGY TRUST

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                     ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

December 1, 1997

Dear Shareholder:

This annual report contains market activity and investment results for Alliance Multi-Market Strategy Trust for the period ended October 31, 1997.

Global bond markets posted solid returns over the past six months. Lower global bond yields and a convergence in spreads in European and Dollar Bloc markets pushed bond prices higher and helped non-core markets to outperform core markets. Data released indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in U.S. Treasuries. In October, financial market turmoil, which started in Southeast Asia, created a ripple effect that spread to other global bond markets and caused a spike in volatility. Rate hikes in Europe, budgetary problems in Italy, and potential European Monetary Union (EMU) participation by the U.K., also contributed to increased volatility.

INVESTMENT RESULTS
We are pleased to report that Alliance Multi-Market Strategy Trust posted solid returns over the most recent period. For comparison, we have shown the performance for the short maturity U.S. Government bond market, represented by the unmanaged Merrill Lynch 1-3 Year Government Bond Index, and for the Lipper Short World Multi-Market Income Funds Average, which reflects the performance of 32 funds for the 12 month period ended October 31, 1997. The Lipper peer group has generally similar investment objectives to Multi-Market Strategy Trust, although investment policies for the various funds--particularly the average maturities of their portfolios--may differ significantly. The Fund's outperformance of its benchmarks can be attributed to investing in higher yielding European countries at a time when spreads between the core and the non-core countries tightened as the economies converge in preparation for European Monetary Union.


INVESTMENT RESULTS*
Period Ended October 31, 1997
                                            TOTAL RETURN
                                       6 MONTHS       12 MONTHS
                                       --------       ---------
ALLIANCE MULTI-MARKET STRATEGY TRUST
  Class A                                3.74%          7.82%
  Class B                                3.29%          6.90%
  Class C                                3.29%          6.92%

MERRILL LYNCH 1-3 YEAR GOVERNMENT
  BOND INDEX                             4.13%          6.49%

LIPPER SHORT WORLD MULTI-MARKET
  INCOME FUNDS AVERAGE                   3.00%          5.02%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF OCTOBER 31, 1997. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX REPRESENTS THE SHORT MATURITY U.S. GOVERNMENT BOND MARKET. THE UNMANAGED LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS THE PERFORMANCE OF 32 FUNDS. BOTH BENCHMARKS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX OR AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


As of October 31, 1997, the Fund's total investments based on issuing country were distributed as follows:

PORTFOLIO DISTRIBUTION BY COUNTRY

COUNTRY                      PORTFOLIO %
--------------               -----------
Germany                        17.48%
United States                  14.08%
Italy                          12.54%
Australia                       9.83%
Sweden                          8.82%
Denmark                         7.09%
Norway                          5.72%
Mexico                          5.61%
New Zealand                     5.37%
Spain                           4.80%
France                          4.38%
Poland                          4.28%


1


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ECONOMIC REVIEW
Throughout the second quarter, economic growth and inflation were well contained worldwide. U.S. Gross Domestic Product (GDP) growth slowed from the 4.9% robust pace of the first quarter to 3.3% in the second quarter. Weakness in consumer spending was the catalyst, as retail and auto sales declined, and housing activity slowed.

The economy continued at a healthy pace during the third quarter. Although U.S. growth slowed from its first half level, the economy remained strong, led by strength in the labor market. In October, the unemployment rate dropped to 4.7%, the lowest level in 24 years, as the economy added a larger-than-expected 284,000 jobs. GDP growth for the third quarter was 3.5%.

During the period, inflation remained well-behaved with consumer prices advancing 2.2% between October 1996 and October 1997. Wholesale inflation, as measured by the Producer Price Index (PPI), fell for an unprecedented seven months in a row before finally showing an increase in the past three months. Overall, producer prices are down 0.2% on an annual basis through October. The Federal Reserve made no change to monetary policy during the period despite growth remaining above trend levels. Improving inflation fundamentals, a strong dollar, and currency devaluations in Southeast Asia, argued against an increase in official U.S. interest rates.

In Japan, economic problems continued to prevail, and the latest government plan offered little help for the ailing Japanese economy. The April consumption tax hike continues to negatively affect consumer spending as evidenced by a weak Tankan report on business confidence. Growth prospects in Japan have been further jeopardized by over-reliance on an increase in exports to the Southeast and North Asia region. With the recent economic and financial crisis in these regions, Asian GDP growth will slow further, thus negatively impacting Japanese growth rates.

In Canada, strong growth and low budget deficits, together with stable U.S. monetary policy, allowed Canada to delay interest rate hikes. In Australia and New Zealand, high unemployment, lower Asian demand for their exports and good inflation performance, set the stage for the Reserve Banks of Australia and New Zealand to lower interest rates.

Stronger growth, and the inflationary impact of rising import prices in Germany, set the tone for European markets. The Bundesbank's continued concern about inflation resulted in the Bundesbank's larger-than-expected rate hike in October. The Bundesbank raised interest rates 30 basis points, indicating that it was necessary to move core European official rates in-line with what is expected to be the necessary European average rate for EMU. This increase led to subsequent rate increases throughout the other core European countries of France, Denmark and the Netherlands.

INVESTMENT OUTLOOK
In the U.S., recent slowing in employment gains and soft retail sales suggest slower growth towards year-end and early 1998. The currency devaluations and economic slowing in Southeast Asia will also temper U.S. growth. We anticipate 3.5% GDP growth for 1997. We expect interest rates to stabilize at somewhat higher levels and to settle back into our anticipated 5.75% - 6.75% range on the U.S. 30-year bond. The healthy U.S. economy will continue to cycle gently between stronger and weaker periods of growth. Given the prolonged period of strong capacity utilization and employment gains, and the difficulty of forecasting U.S. inflation in an increasingly global economy, there is a small but measurable risk that the Federal Reserve will raise interest rates as a precautionary measure.

Globally, we do not expect any of the world's three major central banks--the U.S. Federal Reserve, the Bank of Japan or the German Bundesbank--to increase rates again before year-end as they assess the impact of the Asian crisis on future growth. Thus, global government bonds will generate positive returns through year-end and early 1998.

In Europe, we continue to forecast a timely start to European Monetary Union, with broad membership including Italy and Spain. Accordingly, we expect that stronger growth prospects will be balanced by tighter monetary policy, where necessary, and fiscal restraint will prevail in most countries. The Bundesbank has started the process of official rate convergence in Europe. In Australia and New Zealand, further interest rate cuts are expected as sluggish domestic demand and weak trade partners (Japan and Southeast Asia) will delay a full economic recovery. We expect the Bank of Canada to raise interest rates before year-end to better reflect underlying economic fundamentals.


2


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

In Poland, the newly elected Solidarity Government took power in October. Initial signs are that the new cabinet will continue with the important economic reforms initiated under the previous leadership. We remain confident that the new government can weather any pressures resulting from the recent volatility in emerging markets. The strength of Poland's economic fundamentals is underscored by the fact that it is clearly acting as a local-currency safe-haven for investors in the region.

The Mexican economy continues to perform strongly, and attention will focus on the 1998 budget. Although the Mexican peso fell victim to the currency crisis prevailing in Southeast Asia, economic fundamentals remain strong, and we continue to believe that Mexico will grow 5%-6% annually through 2000.

In Southeast Asia, the near-term outlook is bleak. The unfolding adjustments for these countries involve much weaker currencies, higher interest rates, lower stock prices, numerous bankruptcies, banking-sector consolidation and slower growth. Financial markets in this region will remain under intense pressure as policy makers grapple with appropriate responses to the economic crisis. The International Monetary Fund's decision to step in and provide funds to shore up the shaky Thai and Indonesian financial sectors should eventually help to provide needed stability to this region. Long-term, we are optimistic about the investment value in this region since favorable fundamentals are still in place. We will be monitoring developments in this region for opportunities in the upcoming periods.

Thank you for your continued interest and investment in Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES          ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

Alliance Multi-Market Strategy Trust seeks the highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. It invests primarily in a non-diversified portfolio of debt securities denominated in the U.S. dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. dollar.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                     7.82%          3.25%
  Five Years                   4.49%          3.59%
  Since Inception*             3.60%          2.91%
  SEC Yield**                  4.61%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                     6.90%          3.95%
  Five Years                   3.64%          3.64%
  Since Inception*(a)          2.84%          2.84%
  SEC Yield**                  4.15%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                     6.92%          5.94%
  Since Inception*             3.47%          3.47%
  SEC Yield**                  4.18%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/29/91, Class A and Class B; 5/3/93, Class C.

**   Yields are for the 30 days ended October 31, 1997.

(a)  Assumes conversion of Class B shares into Class A shares after 6 years.


4


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
5/31/91* TO 10/31/97

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

5/31/91   10/31/91   10/31/92   10/31/93   10/31/94
   10/31/95   10/31/96   10/31/97

MERRILL LYNCH 1-3 YEAR GOVERNMENT BOND INDEX: $14,935
LIPPER SHORT-WORLD MULTI-MARKET INCOME FUNDS AVERAGE: $13,053
MULTI-MARKET STRATEGY TRUST: $12,024


This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 5/31/91 to 10/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-3 Year Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to three years.

The Lipper Short-World Multi-Market Income Funds Average reflects performance of 33 funds. These funds have generally similar investment objectives to Alliance Multi-Market Strategy Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Multi-Market Strategy Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


Multi-Market Strategy Trust
Merrill Lynch 1-3 Year Government Bond Index
Lipper Short-World Multi-Market Income Funds Average


*  Month-end nearest to Fund's Class A share inception date of 5/29/91.


5


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
AUSTRALIA-9.2%
DEBT OBLIGATIONS-9.2%
Deutsche Bank AG
  6.00%, 7/05/00 (a)                   AU$       10,000     $  7,095,792
State Bank of South Wales
  8.63%, 8/20/01                                  6,000        4,596,301
Total Australian Securities
  (cost $11,860,798)                                          11,692,093

DENMARK-6.6%
GOVERNMENT OBLIGATION-6.6%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $9,941,781)                    DKK       50,000        8,431,143

FRANCE-4.1%
GOVERNMENT OBLIGATION-4.1%
Government of France
  7.75%, 4/12/00 (a)
  (cost $5,007,641)                    FRF       28,000        5,206,411

GERMANY-16.4%
DEBT OBLIGATIONS-12.0%
Bayerische Landesbank Girozentrale
  5.75%, 2/28/01 (a)                   US$        5,000        4,966,860
Bayerische Vereinsbank Finansiering
  5.25%, 5/17/01 (a)                   DEM        7,400        4,334,010
Deutsche Hypothekenbank
  5.75%, 10/02/01 (a)                            10,000        5,943,752
                                                             ------------
                                                              15,244,622

GOVERNMENT OBLIGATION-4.4%
Government of Germany
  8.00%, 7/22/02 (a)                              8,500        5,540,157
Total German Securities
  (cost $21,820,692)                                          20,784,779

ITALY-11.7%
GOVERNMENT OBLIGATIONS-11.7%
Republic of Italy
  6.00%, 2/15/00 (a)                   ITL   10,400,000        6,218,973
  6.25%, 5/15/02 (a)                         14,400,000        8,694,222
Total Italian Securities
  (cost $14,039,136)                                          14,913,195

MEXICO-5.2%
GOVERNMENT OBLIGATION-5.2%
Mexican Treasury Bill
  22.85%, 6/04/98 (a)(b)
  (cost $7,167,870)                    MXP       63,787        6,667,724

NEW ZEALAND-5.0%
GOVERNMENT OBLIGATION-5.0%
Government of New Zealand
  10.00%, 3/15/02 (a)
  (cost $6,910,129)                    NZ$        9,150        6,383,766

NORWAY-5.3%
GOVERNMENT OBLIGATION-5.3%
Kingdom of Norway
  7.00%, 5/31/01 (a)
  (cost $7,340,901)                    NOK       45,000        6,808,075

POLAND-4.0%
GOVERNMENT OBLIGATION-4.0%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (a)(b)
  (cost $5,232,570)                    PLN       21,600        5,095,988

SPAIN-4.5%
GOVERNMENT OBLIGATION-4.5%
Government of Spain
  7.40%, 7/30/99 (a)
  (cost $5,627,044)                    ESP      800,000        5,712,864

SWEDEN-8.2%
GOVERNMENT OBLIGATIONS-8.2%
Kingdom of Sweden
  5.50%, 4/12/02 (a)                   SEK       40,000        5,243,190
  13.00%, 6/15/01 (a)                            32,000        5,243,829
Total Swedish Securities
  (cost $11,186,107)                                          10,487,019

UNITED STATES-13.2%
DEBT OBLIGATION-3.2%
Morgan Guaranty Trust Co.
  6.38%, 3/26/01                       US$        4,000        4,032,680


6


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATION-3.9%
FNMA Global
  7.25%, 6/20/02 (a)                   NZ$        7,850     $  4,919,573

TIME DEPOSIT-6.1%
Union Bank of Switzerland
  5.63%, 11/03/97                      US$        7,800        7,800,000
Total United States Securities
  (cost $17,155,740)                                          16,752,253

TOTAL INVESTMENTS-93.4%
  (cost $123,290,409)                                        118,935,310
Other assets less liabilities-6.6%                             8,349,554

NET ASSETS-100%                                             $127,284,864


(a) Securities, or portion thereof, with an aggregate market value of $102,506,329 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     Glossary:
     FNMA - Federal National Mortgage Association

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $123,290,409)        $ 118,935,310
  Cash                                                                  83,624
  Receivable for investment securities sold                         16,084,402
  Receivable for capital stock sold                                  6,848,878
  Interest receivable                                                2,699,993
  Total assets                                                     144,652,207

LIABILITIES
  Payable for investment securities purchased                        8,885,757
  Payable for capital stock redeemed                                 7,067,491
  Unrealized depreciation of forward exchange
    currency contracts                                                 809,466
  Dividend payable                                                     344,279
  Advisory fee payable                                                  66,354
  Distribution fee payable                                              56,349
  Accrued expenses and other liabilities                               137,647
  Total liabilities                                                 17,367,343

NET ASSETS                                                       $ 127,284,864

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      17,903
  Additional paid-in capital                                       149,990,746
  Undistributed net investment income                                6,044,326
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (23,648,532)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                     (5,119,579)
                                                                 $ 127,284,864

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($96,132,589/
    13,521,188 shares of capital stock issued and outstanding)           $7.11
  Sales charge--4.25% of public offering price                            0.32
  Maximum offering price                                                 $7.43

  CLASS B SHARES
  Net asset value and offering price per share ($29,949,071/
    4,212,381 shares of capital stock issued and outstanding)            $7.11

  CLASS C SHARES
  Net asset value and offering price per share ($1,203,204/
    169,231 shares of capital stock issued and outstanding)              $7.11


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes
    withheld of $2,819)                                            $11,597,392

EXPENSES
  Advisory fee                                     $   861,400
  Distribution fee - Class A                           225,790
  Distribution fee - Class B                           670,505
  Distribution fee - Class C                            12,665
  Transfer agency                                      378,701
  Custodian                                            213,311
  Administrative                                       139,303
  Audit and legal                                      123,759
  Registration                                          49,413
  Printing                                              46,526
  Directors' fees                                       23,777
  Miscellaneous                                         10,832
  Total expenses                                     2,755,982
  Less: expense offset arrangement (see Note B)        (14,534)
  Net expenses                                                       2,741,448
  Net investment income                                              8,855,944

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                         543,242
  Net realized gain on foreign currency transactions                 7,847,854
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (5,701,069)
    Foreign currency denominated assets and liabilities               (913,253)
  Net gain on investments                                            1,776,774

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $10,632,718


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                      1997            1996
                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                           $  8,855,944    $ 13,711,313
  Net realized gain on investments and
    foreign currency transactions                    8,391,096       8,965,952
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (6,614,322)      2,521,721
  Net increase in net assets from operations        10,632,718      25,198,986

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (4,899,179)     (6,739,295)
    Class B                                         (3,883,236)     (8,667,262)
    Class C                                            (73,529)        (68,303)
  Distributions in excess of net investment
    income
    Class A                                         (2,095,730)             -0-
    Class B                                         (1,692,062)             -0-
    Class C                                            (32,833)             -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (28,950,404)    (45,618,195)
  Total decrease                                   (30,994,255)    (35,894,069)

NET ASSETS
  Beginning of year                                158,279,119     194,173,188
  End of year (including undistributed net
    investment income of $6,044,326, and
    $2,010,110, respectively)                     $127,284,864    $158,279,119


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the "Fund") was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. However, readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gains on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net increase in undistributed net investment income and additional paid-in capital and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $139,303 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $227,227 for the year ended October 31, 1997.

In addition, for the year ended October 31, 1997, the Fund's expenses were reduced by $14,534 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $6,149 from the sale of Class A shares and $14,872, and $1,764 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,474,320 and $553,610 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $172,663,904 and $189,946,821, respectively, for the year ended October 31, 1997. There were purchases of $24,899,758 and sales of $37,657,708 of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,287,872 and gross unrealized depreciation of investments was $5,642,971, resulting in net unrealized depreciation of $4,355,099 (excluding foreign currency transactions).


12


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

At October 31, 1997, the Fund had a capital loss carry forward of $23,648,532 of which $1,488,331 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, and $6,055,909 expires in the year 2003.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 1997, the Fund had outstanding forward exchange currency contracts, as follows:


                                      CONTRACT      U.S. $ VALUE ON      U.S. $         UNREALIZED
                                       AMOUNT         ORIGINATION        CURRENT       APPRECIATION
                                        (000)            DATE             VALUE       (DEPRECIATION)
                                   ---------------  ---------------  ---------------  ---------------
FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Deutsche Marks,
  expiring 11/07/97-11/25/97            18,028      $ 10,360,426      $ 10,461,122       $   100,696
French Francs,
  expiring 11/06/97                      7,798         1,349,814         1,352,763             2,949
Indonesian Rupiah,
  expiring 1/16/98                   9,000,000         3,568,597         2,434,900        (1,133,697)
Norwegian Kroner,
  expiring 11/03/97                     47,838         6,625,605         6,825,839           200,234
Swedish Krona,
  expiring 12/04/97                     38,394         5,119,214         5,114,604            (4,610)

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollars,
  expiring 11/14/97                     19,243        14,187,616        13,535,311           652,305
Deutsche Marks,
  expiring 11/07/97-11/25/97            72,514        41,135,436        42,097,878          (962,442)
French Francs,
  expiring 11/06/97                     34,242         5,758,837         5,940,255          (181,418)
Indonesian Rupiah,
  expiring 1/16/98                   9,000,000         3,491,891         2,434,900         1,056,991


13


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                      CONTRACT      U.S. $ VALUE ON      U.S. $         UNREALIZED
                                       AMOUNT         ORIGINATION        CURRENT       APPRECIATION
                                        (000)            DATE             VALUE       (DEPRECIATION)
                                   ---------------  ---------------  ---------------  ---------------
Italian Lira,
  expiring 11/10/97                 24,988,933      $ 14,454,245      $ 14,753,725       $  (299,480)
New Zealand Dollars,
  expiring 11/10/97                     19,395        12,315,950        12,072,513           243,437
Norwegian Kroner,
  expiring 11/03/97                     47,838         6,750,401         6,825,839           (75,438)
Swedish Krona,
  expiring 12/04/97                    111,058        14,593,643        14,794,349          (200,706)
Swiss Francs,
  expiring 12/08/97                      9,385         6,512,811         6,721,098          (208,287)
                                                                                         $  (809,466)


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1997.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.


14


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at October 31, 1997.


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                      OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              516,722       302,988   $   3,728,611   $   2,125,120
Shares issued in
  reinvestment of
  dividends              211,609       223,790       1,529,106       1,567,466
Shares converted
  from Class B         5,542,644       481,948      39,662,519       3,382,773
Shares redeemed       (2,268,565)   (2,745,589)    (16,382,016)    (19,157,166)
Net increase
  (decrease)           4,002,410    (1,736,863)  $  28,538,220   $ (12,081,807)

CLASS B
Shares sold              509,209       711,413      $3,686,703      $5,004,343
Shares issued in
  reinvestment of
  dividends              176,547       249,020       1,277,395       1,743,484
Shares converted
  to Class A          (5,542,644)     (481,948)    (39,662,519)     (3,382,773)
Shares redeemed       (3,169,143)   (5,315,003)    (22,944,703)    (37,147,265)
Net decrease          (8,026,031)   (4,836,518)  $ (57,643,124)  $ (33,782,211)

CLASS C
Shares sold              114,774        98,250   $     838,047   $     694,497
Shares issued in
  reinvestment of
  dividends                7,279         3,744          52,557          26,251
Shares redeemed         (101,777)      (68,091)       (736,104)       (474,925)
Net increase              20,276        33,903   $     154,500   $     245,823


15


FINANCIAL HIGHLIGHTS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                           CLASS A
                                            --------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------------------
                                                1997          1996          1995          1994          1993
                                            ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of year            $ 7.23        $ 6.83        $ 8.04        $ 8.94        $ 8.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .47(a)        .59(a)        .77(a)        .85          1.02
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .08           .48         (1.31)        (1.08)         (.26)
Net increase (decrease) in net asset
  value from operations                          .55          1.07          (.54)         (.23)          .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.47)         (.67)           -0-         (.09)         (.67)
Distributions in excess of net
  investment income                             (.20)           -0-           -0-           -0-           -0-
Tax return of capital                             -0-           -0-         (.67)         (.58)           -0-
Total dividends and distributions               (.67)         (.67)         (.67)         (.67)         (.67)
Net asset value, end of year                  $ 7.11        $ 7.23        $ 6.83        $ 8.04        $ 8.94

TOTAL RETURN
Total investment return based on
  net asset value(b)                            7.82%        16.37%        (6.47)%       (2.64)%        9.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $96,133       $68,776       $76,837       $52,385       $82,977
Ratio to average net assets of:
  Expenses                                      1.58%(c)      1.64%         1.60%         1.41%         1.94%
  Expenses, excluding interest expense          1.58%         1.60%(d)      1.55%(d)      1.30%(d)      1.40%(d)
  Net investment income                         6.50%         8.40%         8.56%         7.17%         9.17%
Portfolio turnover rate                          173%          215%          400%          605%          200%


See footnote summary on page 18.


16


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            --------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            --------------------------------------------------------------------
                                                1997          1996          1995          1994          1993
                                            ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of year            $ 7.23        $ 6.83        $ 8.04        $ 8.94        $ 8.85

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(a)        .53(a)        .44(a)        .88           .92
Net realized and unrealized gain
  (loss) on investments
and foreign currency transactions                .06           .47         (1.05)        (1.18)         (.22)
Net increase (decrease) in net asset
  value from operations                          .48          1.00          (.61)         (.30)          .70

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)         (.60)           -0-         (.08)         (.61)
Distributions in excess of net
  investment income                             (.18)           -0-           -0-           -0-           -0-
Tax return of capital                             -0-           -0-         (.60)         (.52)           -0-
Total dividends and distributions               (.60)         (.60)         (.60)         (.60)         (.61)
Net asset value, end of year                  $ 7.11        $ 7.23        $ 6.83        $ 8.04        $ 8.94

TOTAL RETURN
Total investment return based on
  net asset value(b)                            6.90%        15.35%        (7.31)%       (3.35)%        8.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $29,949       $88,427      $116,551      $233,896      $431,186
Ratio to average net assets of:
  Expenses                                      2.29%(c)      2.35%         2.29%         2.11%         2.64%
  Expenses, excluding interest expense          2.29%         2.31%(d)      2.22%(d)      2.01%(d)      2.11%(d)
  Net investment income                         5.79%         7.69%         7.53%         6.44%         8.46%
Portfolio turnover rate                          173%          215%          400%          605%          200%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
                                            -----------------------------------------------------------------------
                                                                                                    MAY 3, 1993(E)
                                                            YEAR ENDED OCTOBER 31,                        TO
                                            ------------------------------------------------------     OCT. 31,
                                                1997          1996          1995          1994           1993
                                            ------------  ------------  ------------  ------------  ---------------
Net asset value, beginning of period          $ 7.23        $ 6.83        $ 8.04        $ 8.94        $ 8.76

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .42(a)        .54(a)        .44(a)        .46           .32
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions                          .07           .47         (1.04)         (.75)          .16
Net increase (decrease) in net asset
  value from operations                          .49          1.01          (.60)         (.29)          .48

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.42)         (.61)           -0-         (.09)         (.30)
Distributions  in excess of net
  investment income                             (.19)           -0-           -0-           -0-           -0-
Tax return of capital                             -0-           -0-         (.61)         (.52)           -0-
Total dividends and distributions               (.61)         (.61)         (.61)         (.61)         (.30)
Net asset value, end of period                $ 7.11        $ 7.23        $ 6.83        $ 8.04        $ 8.94

TOTAL RETURN
Total investment return based on
  net asset value (b)                           6.92%        15.36%        (7.29)%       (3.34)%        5.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,203        $1,076          $786        $1,252          $718
Ratio to average net assets of:
  Expenses                                      2.28%(c)      2.34%         2.29%         2.08%         2.44%(f)
  Expenses, excluding interest expense          2.28%         2.30%(d)      2.24%(d)      1.99%(d)      2.11%(d)(f)
  Net investment income                         5.80%         7.62%         7.55%         6.10%         7.17%(f)
Portfolio turnover rate                          173%          215%          400%          605%          200%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expense grossed up for expense offset arrangement with the Transfer Agent. For the year ended October 31, 1997, the net expense ratio was 1.57%, 2.28% and 2.27% for Class A, B and C shares, respectively.

(d)  Interest expense includes commitment fees paid.

(e)  Commencement of distribution.

(f)  Annualized.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE MULTI-MARKET
STRATEGY TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


19


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21


ALLIANCE MULTI-MARKET STRATEGY TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ASTAR